UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2021

ROLLINS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4422	51-0068479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2170 Piedmont Road, N.E., Atlanta, Georgia 30324

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (404) 888-2000

Not Applicable

(Former name of former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROL	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on July 27, 2021, the Board of Directors (the “Board”) of Rollins, Inc. (the “Company”), appointed Julie Bimmerman to serve as the Company’s Interim Chief Financial Officer and Treasurer, effective July 27, 2021. This Amendment No. 1 to Form 8-K (this “Form 8-K/A”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 28, 2021 (the “Original Form 8-K”). This Form 8-K/A is being filed to (i) disclose a new compensation arrangement for Ms. Bimmerman in connection with her appointment as Interim Chief Financial Officer and Treasurer, as Ms. Bimmerman’s compensation arrangement had not been determined at the time of the filing of the Original Form 8-K, and (ii) to amend the date of report of the Original Form 8-K to July 27, 2021. All other information set forth in the Original Form 8-K is otherwise unchanged.

On October 6, 2021, the Company’s Compensation Committee of the Board approved a new compensation arrangement for Ms. Bimmerman in connection with her appointment as Interim Chief Financial Officer and Treasurer. Ms. Bimmerman will receive a base salary at an annualized rate of $255,000 per year, retroactively effective as of July 27, 2021.  Ms. Bimmerman will also be eligible to receive a target cash bonus opportunity of 40% of her base salary upon the achievement of certain performance goals. She also remains eligible to participate in the Company’s annual long-term incentive programs, as well as the other employee benefit plans that the Company maintains for its employees, including its executive officers.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROLLINS, INC.

Date: October 8, 2021	By:	/s/ Julie Bimmerman
	Name:	Julie Bimmerman
	Title:	Interim Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)